INCOME TAXES - Deferred Tax Assets and Liabilities (Details) - USD ($)	Dec. 31, 2020	Dec. 31, 2019
Deferred tax assets (liabilities):
Net operating loss carryforward	$ 3,842,900	$ 2,605,400
Stock compensation expense	3,379,000	597,400
Intangible assets	23,600	27,800
Total gross deferred tax assets	7,245,500	3,230,600
Valuation allowance	(7,061,600)	(3,198,100)
Property and equipment	(183,900)	(32,500)
Net deferred tax assets (liabilities)	$ 0	$ 0